Exhibit 99.2

Sterling Bancorp, Inc. NASDAQ: SBT

Forward-Looking Statements This presentation and other communications by Sterling Bancorp, Inc. (“Sterling”) include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended regarding Sterling’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to: potential delays or other problems implementing our growth, expansion and other growth strategies including delays in identifying sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; availability and access to capital; possible downgrades in Sterling’s credit ratings or outlook which could increase the costs or availability of funding from capital markets; the ability to attract new or retain existing deposits or to retain or grow loans; the ability to generate future revenue growth or to control future growth in non-interest expense; interest rate fluctuations, including changes in the yield curve between short-term and long-term interest rates; competitive factors and pricing pressures, including their effect on our net interest margin; general economic, unemployment, credit market and real estate market conditions, and the effect of such conditions on the creditworthiness of borrowers, collateral values, the value of investment securities and asset recovery values; changes in legal, financial and/or regulatory requirements; recently enacted and potential legislation and regulatory actions and the costs and expenses to comply with new and/or existing legislation and regulatory actions; changes in U.S. government monetary and fiscal policy; the ability to keep pace with technological changes, including changes regarding maintaining cybersecurity; the impact of failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting Sterling or its customers; adoption of new accounting standards or changes in existing standards; and adverse results (including costs, fines, reputational harm and/or other negative effects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions or rulings as well as other factors identified in this presentation or as detailed from time to time in our public filings, including those factors included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2018 and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by such forward-looking statements. Sterling disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise. 2

3 Pristine Credit Quality Focused Suite of Residential & Commercial Products Profitable & Efficient Business Model Experienced Leadership Team In-Branch Relationship Deposits and Loans Desirable Branch Network in High-Growth Markets Investment Highlights

Key Markets 4 Desirable Branch Network in High-Growth Markets San Francisco Bay Area (20 Branches) Southfield, MI (1 Operational Branch) SF Bay Area Markets San Francisco (13) Burlingame (1) Daly City (1) San Mateo (1) San Rafael (1) Cupertino (1) Fremont (1) Oakland (1) LA / Orange County Markets Alhambra (1) Arcadia (1) Irvine (1) Rowland Heights (1) Chino Hills (1) Seattle, WA (1 LPO) Los Angeles / Orange County (5 Branches) New York, NY (2 Branches)

Strategic Overview 5 Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of March 31, 2018, mean metrics pictured. Source: SEC Filings, U.S. Census data as of June 30, 2017 Business Model Unique Credit Consistent Performance Relationship spread lender, not a mortgage bank Branches in excellent, growth markets. Sterling primary markets are growing 18% faster than the national average (US Census) Focus on customers who value service and relationships Focus on efficiency and credit quality with industry leading metrics Niche client culture mix that typically make large down payments and carry large deposit balances Niche TIC lending product in distinct markets Efficient branch footprint Strong, growing profitability. ROAA of 2.13% vs. peers of 1.14% ¹ Net credit recoveries of 0bps to avg. loans Strong growth in quality markets. Sterling primary markets have avg. household incomes 57% higher than national average (US Census) Low LTV products. 62% avg. in residential products Deep customer knowledge, almost all of the borrowers maintain a deposit account Strong credit culture Nonperforming loans are 20bps of total loans Low transaction volumes

First Quarter Financial Summary Total portfolio loans of $2.59 billion, a 31% year-over-year increase Originations of $408 million, a 59% year-over-year increase Total deposits of $2.29 billion, a 33% year-over-year increase Net income of $15.7 million, or $0.30 diluted EPS Named as the top performing community bank in the United States with total assets between $1 billion and $10 billion by SNL/S&P Global Market Intelligence Opened new branch in Chino Hills, CA in April 2018 6 Continued Growth Financial Highlights

First Quarter Financial Summary 7 Demonstrated Growth Total Net Loans ($ Million) Net Income ($ Million) 41% CAGR (Annualized) 29% CAGR

Strong Core Returns 8 Consistent Profitability and Growth Drive High Returns Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of March 31, 2018, mean metrics pictured Source: SEC Filings, S&P Global Market Intelligence ROAA ROATCE (Annualized) (Annualized)

Expense Management Focus 9 Noninterest Expense Performance Versus Peers Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of March 31, 2018, mean metrics pictured Source: SEC Filings, S&P Global Market Intelligence Efficiency Ratio Noninterest Expense / Average Assets (Annualized)

Strong Growth in Key Revenue Components 10 Consistent Revenue Stream Composition on a High Growth Balance Sheet Revenue Stream Analysis ($ Million) First Quarter Highlights $15.5 million net interest income growth driven by strong originations and balance sheet growth Growth Opportunities Continued secondary market demand for loan sales Acquisition of Quantum Capital to establish platform for investment management and private banking Accelerated growth in Los Angeles and new markets including NY and Seattle] Expansion of current residential and commercial teams in all operating markets Total (Annualized)

Loan Portfolio Composition 11 Sterling’s Portfolio is Comprised of Low LTV, Short Reset, Lower Balance Loans Note: Financial data as of March 31, 2018 unless noted Loan Composition as of March 31, 2018 Loan Composition Over Time ($ Million) 62% Average LTV in residential products 48% of loan portfolio reprices in the next 12 months 90 Days+ delinquencies of 20bps Rated as a servicer by DBRS and Fitch Sterling loans also used as collateral in securitizations Yield on Loans 31% CAGR

Stable Deposit Funding 12 Sterling Has A Sizable Core Deposit Base Deposit Composition as of March 31, 2018 Almost all of our borrowers maintain a deposit account Average residential lending customer maintains a $16k checking account Average deposits per branch of $88 million Note: Financial data as of March 31, 2018 unless noted Cost of Deposits Deposit Composition Over Time ($ Million) 27% CAGR

Credit Performance 13 Sterling Bancorp Maintains Pristine Credit Quality Nonaccrual Loans / Total Loans Non-Performing Assets / Total Assets Allowance for Loan Losses / Total Loans Net Charge-Offs / Average Loans

Interest Rate Risk Analysis 14 Interest Rate Risk Mitigated by ARM Loans and Repricing Structures Note: 1: Over 98% of loans repricing in next 12 months will adjust annually thereafter Weighted-Average Reset (months) Repricing Matrix ¹ Strategically decreased WAReset of loans WAReset may be influenced through loan sales Average coupon rates of Advantage Loans will increase through attrition and new production Investment portfolio average duration 0.63 years Increasing deposit price competition traditionally lags market rates, but will put downward pressure on NIM Weighted average margin of 12Mo LIBOR plus 4.00% on $1.9B of residential loans Held for Investment loans predominantly all ARM loans

15 Solid Capital Ratios Sterling Bancorp, Inc.

Experienced Leadership Team Executive management with an average tenure at Sterling of 18 years Desirable Branch Network in High-Growth Markets Branch network with a stronghold in the San Francisco Bay Area (Largest branch network of any community bank in the city of San Francisco) Focused growth in Los Angeles and Orange County New branching footholds in New York City and Seattle Pristine Credit Quality Over 5 years of net recoveries versus peer charge-offs Non-performing loans / loans of 20bps Non-performing assets / total assets of 27bps Focused Suite of Residential & Commercial Products Average LTV of 62% in residential products 29% Net loan CAGR since 2013 with a net interest margin of 3.89% in the first quarter of 2018 Began bulk loan sales in 2015 to manage balance sheet, liquidity, and interest rate risk In-Branch Relationship Deposits and Loans Strong customer loyalty, almost all borrowers maintain a deposit account Average residential lending checking relationship maintains a $16k deposit balance Profitable & Efficient Business Model History of strong performance delivering 2.13% ROAA and 22.2% ROATCE in the first quarter of 2018 Ranked #1 overall in SNL Financial’s “Top Performing Community Banks” of 2017 16 Investment Highlights

Appendix

Experienced Leadership Team

Sterling Bancorp, Inc.

	Gary Judd *Chairman of the Board* *Chief Executive Officer*	Mr. Judd has over 40 years of experience in the banking industry and has led Sterling since August 2008. His prior experience includes service as a director, president and chief executive officer for WestStar Bank and its parent company, Vail Banks, Inc. as well as Vectra Bank and its parent company Vectra Banking Corporation. Prior to those positions, he served in numerous positions with Citibank. Mr. Judd's extensive expertise over many credit cycles has provided an experienced hand at the top throughout his tenure with the Company.
	Tom Lopp *President* *Chief Operating Officer* *Chief Financial Officer*	Joined the Company as a Divisional Controller in 1997. Appointed President in December 2016, has served as Chief Operating Officer since September 2009, as Chief Financial Officer since 2002, and led the expansion into Southern California in 2015. Mr. Lopp's deep understanding of the Company, his long experience with Sterling's financial reporting responsibilities and the risks inherent in the banking business, has helped to effectively manage the risks attendant to growth.
	Michael Montemayor *President of Retail & Commercial Banking* *Chief Lending Officer*	Joined as a Residential Lender in 1992. Mr. Montemayor worked his way through the Company as a Regional Branch Manager, Commercial Loan Officer, Construction Loan Officer, and then Managing Director of Commercial Lending followed by his appointment as Chief Lending Officer in 2006, and has led retail banking since 2013. His broad experience in all aspects of the lending business and his long-term service as Chief Lender has helped to provide continuity and consistency in to the business model and lending practices.

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Non-GAAP Reconciliations 19 Return on Average Tangible Common Equity (ROATCE)

Earnings Release Detail 20 Balance Sheet N/M – not meaningful Sterling Bancorp, Inc. Consolidated Balance Sheets Unaudited

Earnings Release Detail 21 Income Statement Sterling Bancorp, Inc. Consolidated Financial Summary Unaudited

Earnings Release Detail 22 Performance Ratios Note: 1: Efficiency Ratio is computed as the ratio of non-interest expense divided by the sum of net interest margin and non-interest income. Sterling Bancorp, Inc. Performance Ratios

Earnings Release Detail 23 Capital and Credit Quality Note: 1: Nonperforming loans include nonaccrual loans and loans past due 90 days or more and still accruing interest. 2: Nonperforming assets include nonperforming loans and loans modified under troubled debt restructurings and other repossessed assets. Sterling Bancorp, Inc. Capital and Credit Quality Ratios

Earnings Release Detail 24 Allowance for Loan Losses Sterling Bancorp, Inc. Allowance for Loan Losses

Earnings Release Detail 25 Loan and Deposit Composition Sterling Bancorp, Inc. Loan Composition Sterling Bancorp, Inc. Deposit Composition

Earnings Release Detail 26 Quarterly Yield Analysis Note: 1: Interest income does not include taxable equivalent adjustments. Sterling Bancorp, Inc. Yield Analysis

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